GOLDMAN SACHS TRUST

Goldman Sachs Global Tax-Aware Equity Portfolios

Class A Shares and Institutional Shares of the

Goldman Sachs Enhanced Dividend Global Equity Portfolio

Goldman Sachs Tax-Advantaged Global Equity Portfolio

(collectively, the “Portfolios”)

Supplement dated March 31, 2015 to the

Prospectus dated December 29, 2014 (the “Prospectus”)

Effective March 31, 2015, the Portfolios may invest in the Goldman Sachs Tactical Tilt Implementation Fund (the “Underlying Tactical Fund”) in order to implement the tactical views generated by the Goldman Sachs Investment Strategy Group (“Investment Strategy Group”). The Portfolios’ investment in the Underlying Tactical Fund does not change the Portfolios’ strategic allocations.

In connection with this change, Goldman Sachs Asset Management, L.P., the Portfolios’ investment adviser (the “Investment Adviser”), has agreed to waive a portion of its management fees in order to achieve an effective net management fee rate of 0.08% as an annual percentage rate of the average daily net assets of each Portfolio through at least March 31, 2016, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Accordingly, effective at the close of business on March 31, 2015, the Portfolios’ Prospectus is hereby revised as follows:

The “Goldman Sachs Enhanced Dividend Global Equity Portfolio—Summary—Principal Strategy”, “Goldman Sachs Tax-Advantaged Global Equity Portfolio—Summary—Principal Strategy” and “Investment Management Approach—Principal Investment Strategies” sections are hereby revised to reflect that:

¢	Under normal circumstances, each Portfolio invests approximately 10% of its total assets in the Goldman Sachs Tactical Tilt Implementation Fund (the “Underlying Tactical Fund”). This allocation serves three purposes. First, it enables the Investment Adviser to implement the tactical views generated by the Investment Strategy Group. Second, the Underlying Tactical Fund’s investments may provide some ordinary income and short-term gains against which Portfolio expenses can be netted. Finally, it may increase the net distributions of qualifying dividends (i.e., those dividends subject to the federal long-term capital gain tax rate);

¢

The Investment Adviser to each Portfolio will occasionally develop views regarding short-term expected returns, and may seek to temporarily change the allocations in each Portfolio in an attempt to improve short-term return. The Investment Adviser primarily implements such tactical views through its investment in the Underlying Tactical Fund but may also implement these views by selling and buying among the various Underlying Funds or by purchasing securities or other instruments, including ETFs; and

¢	Each Portfolio no longer invests directly in the Goldman Sachs High Yield Fund and Goldman Sachs High Yield Floating Rate Fund as part of a tactical allocation. Tactical investments in these Funds will be implemented by the Underlying Tactical Fund.

The Annual Portfolio Operating Expenses table in the “Goldman Sachs Enhanced Dividend Global Equity Portfolio—Summary—Fees and Expenses of the Portfolio” section is replaced with the following:

	Class A	Institutional
Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%	0.15%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses[1,2]	0.27%	0.12%
Acquired (Underlying) Fund Fees and Expenses[1]	0.90%	0.90%
Total Annual Portfolio Operating Expenses[1,3]	1.57%	1.17%
Fee Waiver and Expense Limitation[4]	(0.13)%	(0.13)%
Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Limitation	1.44%	1.04%

[1]	Restated to reflect expenses expected to be incurred during the current fiscal year.
[2]	The differences in the “Other Expenses” ratios across the share classes are the result of, among other things, contractual differences in transfer agency fees and the effect of mathematical rounding on the daily accrual of certain expenses, particularly in respect of small share classes.
[3]	The Total Annual Portfolio Operating Expenses do not correlate to the ratios of the net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Portfolio and do not include Acquired (underlying) Fund Fees and Expenses.
[4]	The Investment Adviser has agreed to waive a portion of its Management Fee in order to achieve an effective rate of 0.08% as an annual percentage rate of average daily net assets of the Portfolio through at least March 31, 2016, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. In addition, the Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired (underlying) fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.014% of the Portfolio’s average daily net assets through at least December 29, 2015, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

The Annual Portfolio Operating Expenses table in the “Goldman Sachs Tax-Advantaged Global Equity Portfolio—Summary—Fees and Expenses of the Portfolio” section is replaced with the following:

	Class A	Institutional
Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%	0.15%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses[1,2]	0.23%	0.08%
Acquired (Underlying) Fund Fees and Expenses[1]	0.89%	0.89%
Total Annual Portfolio Operating Expenses[1,3]	1.52%	1.12%
Fee Waiver and Expense Limitation[4]	(0.09)%	(0.09)%
Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Limitation	1.43%	1.03%

[1]	Restated to reflect expenses expected to be incurred during the current fiscal year.
[2]	The differences in the “Other Expenses” ratios across the share classes are the result of, among other things, contractual differences in transfer agency fees and the effect of mathematical rounding on the daily accrual of certain expenses, particularly in respect of small share classes.
[3]	The Total Annual Portfolio Operating Expenses do not correlate to the ratios of the net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Portfolio and do not include Acquired (underlying) Fund Fees and Expenses.
[4]	The Investment Adviser has agreed to waive a portion of its Management Fee in order to achieve an effective rate of 0.08% as an annual percentage rate of average daily net assets of the Portfolio through at least March 31, 2016, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. In addition, the Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired (underlying) fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.014% of the Portfolio’s average daily net assets through at least December 29, 2015, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

The following replaces “Goldman Sachs Enhanced Dividend Global Equity Portfolio—Summary—Expense Example” in the Prospectus and “Expense Example” in the Summary Prospectus:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A Shares and Institutional Shares of the Portfolio for the time periods indicated and then redeem all of your Class A Shares and Institutional Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates the fee waiver and the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$688	$1,006	$1,346	$2,304
Institutional Shares	$106	$359	$631	$1,408

The following replaces “Goldman Sachs Tax-Advantaged Global Equity Portfolio—Summary—Expense Example” in the Prospectus and “Expense Example” in the Summary Prospectus:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A Shares and Institutional Shares of the Portfolio for the time periods indicated and then redeem all of your Class A Shares and Institutional Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates the fee waiver and the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$688	$996	$1,326	$2,256
Institutional Shares	$105	$347	$609	$1,356

The following risks are added to the “Goldman Sachs Enhanced Dividend Global Equity Portfolio—Summary—Principal Risks of the Underlying Funds”, “Goldman Sachs Tax-Advantaged Global Equity Portfolio—Summary—Principal Risks of the Underlying Funds” and “Risks of the Underlying Funds” sections:

Commodity Sector Risk.  Exposure to the commodities markets may subject the Underlying Tactical Fund to greater volatility than investments in more traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked investments in which the Underlying Tactical Fund’s subsidiary may enter into may involve counterparties in the financial services sector, and events affecting the financial services sector may cause the subsidiary’s, and therefore the Underlying Tactical Fund’s, share value to fluctuate.

Concentration Risk.  If the Underlying Tactical Fund invests a substantial portion of its total assets in issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Underlying Tactical Fund’s investments more than if its investments were not so concentrated.

Counterparty Risk.  Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with over-the-counter (“OTC”) transactions. Therefore, in those instances in which the Underlying Tactical Fund enters into OTC transactions, the Underlying Tactical Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Underlying Tactical Fund will sustain losses.

Expenses.  By investing in pooled investment vehicles (including investment companies and ETFs), partnerships and real estate investment trusts (“REITs”) indirectly through the Underlying Tactical Fund, an investor in the Underlying Tactical Fund such as the Portfolio will incur not only a proportionate share of the expenses of the other pooled investment vehicles, partnerships and REITs held by the Underlying Tactical Fund (including operating costs and investment management fees), but also expenses of the Underlying Tactical Fund.

Geographic Risk.  Concentration of the investments of the Underlying Tactical Fund in issuers located in a particular country or geographic region will subject the Underlying Tactical Fund, to a greater extent than if investments were less concentrated, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; social, political, regulatory, economic or environmental developments; or natural disasters.

Investments in ETFs.  The Underlying Tactical Fund may invest directly in unaffiliated ETFs. The ETFs in which the Underlying Tactical Fund may invest are subject to the same risks and may invest directly in the same securities as those of the Underlying Tactical Fund’s underlying funds. In addition, the Underlying Tactical Fund’s investments in these unaffiliated ETFs will be subject to the restrictions applicable to investments by an investment company in other investment companies, unless relief is otherwise provided under the terms of an SEC exemptive order or SEC exemptive rule.

Investments of an Underlying Fund’s Underlying Funds.  Because the Underlying Tactical Fund invests in its underlying funds, the Underlying Tactical Fund’s shareholders will be affected by the investment policies and practices of its underlying funds in direct proportion to the amount of assets the Underlying Tactical Fund allocates to those underlying funds.

Leverage Risk.  Borrowing and the use of derivatives may result in leverage and may make the Underlying Tactical Fund more volatile. The use of leverage may cause the Underlying Tactical Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so. The use of leverage by the Underlying Tactical Fund can substantially increase the adverse impact to which its investment portfolio may be subject.

Short Position Risk.  The Underlying Tactical Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Portfolio may purchase for investment. Taking short positions involves leverage of the Underlying Tactical Fund’s assets and presents various risks. If the value of the underlying instrument or market in which the Underlying Tactical Fund has taken a short position increases, then it will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested and may be unlimited.

Subsidiary Risk.  The Underlying Tactical Fund’s wholly-owned subsidiary organized as a company under the laws of the Cayman Islands (the “Subsidiary”) is not registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and is not subject to all the investor protections of the Investment Company Act. The Underlying Tactical Fund relies on a private letter ruling from the Internal Revenue Service (“IRS”) with respect to the investment in the Subsidiary. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Underlying Tactical Fund and/or the Subsidiary to operate as described in the Underlying Tactical Fund’s Prospectus and Statement of Additional Information and could adversely affect the Underlying Tactical Fund.

Subsidiary Tax Risk.  The Underlying Tactical Fund will seek to gain exposure to the commodity markets primarily through investments in the Fund’s Subsidiary and commodity index-linked structured notes. Historically, the IRS issued private letter rulings in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). However, the Underlying Tactical Fund has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers. Additionally, the IRS has suspended the granting of such private letter rulings pending review of its position on this matter. The tax treatment of the Underlying Tactical Fund’s investments in the Subsidiary or commodity index-linked structured notes may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS (which may be retroactive) that could affect whether income derived from such investments is “qualifying income” under Subchapter M of Code, or otherwise affect the character, timing and/or amount of the Underlying Tactical Fund’s taxable income or any gains and distributions made by the Underlying Tactical Fund. In connection with investments in the Subsidiary and commodity index-linked structured notes, the Underlying Tactical Fund has obtained an opinion of counsel that its income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Underlying Tactical Fund’s income from such investments was not “qualifying income”, in which case the Underlying Tactical Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Underlying Tactical Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial loss for, Underlying Tactical Fund shareholders.

Swaps Risk.  In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Underlying Tactical Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Underlying Fund’s Investments in Affiliated Underlying Funds.  The Investment Adviser will have the authority to select and substitute the Underlying Tactical Fund’s underlying funds. The Investment Adviser and/or its affiliates are compensated by the Underlying Tactical Fund and its underlying funds for advisory and/or principal underwriting services provided. The Investment Adviser is subject to conflicts of interest in allocating Underlying Tactical Fund assets among the various underlying funds in which it invests, both because the fees payable to the Underlying Tactical Fund and/or its affiliates by its underlying funds differ and because the Investment Adviser and its affiliates are also responsible for managing the Underlying Tactical Fund’s underlying funds. The portfolio managers may also be subject to conflicts of interest in allocating Underlying Tactical Fund assets among the various underlying funds in which it invests because the Underlying Tactical Fund’s portfolio management team may also manage some of its underlying funds. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Underlying Tactical Fund and those underlying funds for which GSAM or its affiliates now or in the future serve as investment adviser or principal underwriter. In selecting actively managed underlying funds of the Underlying Tactical Fund, the Investment Adviser generally expects to select affiliated investment companies without considering or canvassing the universe of unaffiliated investment companies available even though there may (or may not) be one or more unaffiliated investment company that may be a more appropriate addition to the Underlying Tactical Fund. To the extent that an investment in an affiliated investment company is not available, including as the result of capacity constraints, only then will the Investment Adviser consider unaffiliated investment companies.

Underlying Fund’s Investments in Underlying Funds.  The Underlying Tactical Fund’s investment performance is directly related to the investment performance of the underlying funds that the Underlying Tactical Fund holds. The ability of the Underlying Tactical Fund to meet its investment objective is directly related to the ability of the Underlying Tactical Fund’s underlying funds to meet their objectives as well as the allocation among those underlying funds by the Investment Adviser.

The following row is added to the “Description of the Underlying Funds” section:

Underlying Fund	Investment Objectives	Investment Criteria
Tactical Tilt Implementation	Long-term total return

The Fund seeks to implement investment ideas that are generally derived from short-term or medium-term market views on a variety of asset classes and instruments (“Tactical Tilts”) generated by the Investment Strategy Group. Tactical Tilts are generally implemented by investing in any one or in any combination of the following securities and instruments: (i) U.S. and foreign equity securities, including common and preferred stocks; (ii) pooled investment vehicles including, but not limited to, (a) unaffiliated investment companies, exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) and (b) affiliated investment companies that currently exist or that may become available for investment in the future for which GSAM or an affiliate now or in the future acts as investment adviser or principal underwriter; (iii) fixed income instruments, which include, among others, debt issued by governments (including the U.S. and foreign governments), their agencies, instrumentalities, sponsored entities, and political subdivisions, notes, debt participations and non-investment grade securities (commonly known as “junk bonds”); (iv) derivatives; and (v) commodity investments, primarily through a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands.

The Fund’s investments may be publicly traded or privately issued or negotiated. The Fund may invest without restriction as to issuer capitalization, country, currency, maturity or credit rating. The Fund may implement short positions for hedging purposes or to seek to enhance absolute return, and may do so by using swaps or futures, or through short sales of any instrument that the Fund may purchase for investment.

The following replaces the first table in the “Service Providers—Management Fees and Other Expenses” section:

Portfolio	Contractual Management Fee Annual Rate	Actual Rate For the Fiscal Year Ended August 31, 2014
Enhanced Dividend Global Equity	0.15%	0.15%*
Tax-Advantaged Global Equity	0.15%	0.15%*

*	The Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective rate of 0.08% as an annual percentage rate of the average daily net assets of the Enhanced Dividend Global Equity Portfolio and the Tax-Advantaged Global Equity Portfolio through at least March 31, 2016, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. This management fee waiver may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.

The following is added to the second table in the “Service Providers—Management Fees and Other Expenses” section:

Tactical Tilt Implementation	First $2 Billion	0.75%	0.91%
	Next $3 Billion	0.68%
	Next $3 Billion	0.64%
	Over $8 Billion	0.62%

This Supplement should be retained with your Prospectus for future reference.

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